UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2013

I.D. SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15087	22-3270799
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed in a Current Report on Form 8-K filed by I.D. Systems, Inc. (the “Company”) on August 1, 2013, the Company and Avis Budget Car Rental, LLC (“ABCR”) are currently negotiating an expansion of the deployment across a large segment of ABCR’s global fleet. However, the two companies have not yet been able to reach a definitive agreement. As a result, the technology exclusivity period granted to ABCR expired on September 30, 2013. The Company intends to market its patented rental car management system globally to all potential customers across the rental car market.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to I.D. Systems’ beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond I.D. Systems’ control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  All statements other than statements of historical fact are statements that could be forward-looking statements.  For example, Avis Budget Group’s option to implement a global deployment of I.D. Systems’ technology is exercisable solely within its discretion, and no assurance can be given that Avis Budget Group actually will exercise this option. Also, while the previously disclosed memorandum of understanding calls for negotiation of an amendment to the existing master agreement to fulfill I.D. Systems’ selection by Avis Budget as its vendor for the next generation in-vehicle technology, the memorandum is non-binding and absent execution of such amendment, no assurance can be given that I.D. Systems will proceed with the development or production of such technology for Avis Budget. If such an amendment is not executed by the parties, I.D. Systems is not expected to develop or provide any such technology to Avis Budget. Moreover, no assurance can be given that I.D. Systems will be successful in marketing its patented rental car management system to the car rental industry, or that any potential customers will find the system useful or will place orders for the system.  In light of the exclusivity with Avis Budget Group, I.D. Systems has refrained from such marketing efforts.  Forward-looking statements also include: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations, including integration plans in connection with acquisitions. Forward-looking statements are subject to known and unknown risks and uncertainties that may be beyond the control of I.D. Systems and could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, Avis Budget Group’s failure to reach an agreement on further in-car device deployments as described herein, failure to reach agreement as contemplated by the previously disclosed memorandum of understanding, as well as future economic and business conditions, the loss of I.D. Systems’ key customers or reduction in the purchase of its products by any such customers, the failure of the market for I.D. Systems’ products to continue to develop, the possibility that I.D. Systems may not be able to integrate successfully the business, operations and employees of acquired businesses, the inability of I.D. Systems to protect its intellectual property, the inability of I.D. Systems to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and the other risks detailed from time to time in I.D. Systems’ filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2012.

Except to the extent required by applicable federal securities laws, I.D Systems, Inc. undertakes no obligation to release publicly any revisions to any forward-looking statements, whether as a result of new information, future events or otherwise, or to report any events or the occurrence of any unanticipated events.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name: Ned Mavrommatis Title: Chief Financial Officer

Date: October 2, 2013

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